UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

SOLA International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13606	94-3189941
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 West Ocean Air Drive, Suite 300
San Diego, CA 92130
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 509-9899

None

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EX-99.1

Item 12. Results of Operations and Financial Condition

     On June 24, 2004, the registrant released earnings for the fourth quarter fiscal 2004.

     The earnings release contains non-GAAP financial measures, which are financial measures of the Company’s performance that exclude or include amounts thereby differentiating them from the most directly comparable measures presented in financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within its earnings release to the most directly comparable GAAP measure for this non-GAAP measure, together with a discussion of the reasons why management believes that these non-GAAP measures are useful to our investors.

     The Company issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

     The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLA International Inc.

Date: June 24, 2004	By:	/s/ Ronald F. Dutt

Ronald F. Dutt
Executive Vice President and Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release issued June 24, 2004 (furnished solely pursuant to Item 12 of Form 8-K)

E-1